UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2019

THE WALT DISNEY COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11605	95-4545390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California 91521

(Address of Principal Executive Offices) (Zip Code)

818 560-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers and Item 8.01 Other Events.

(e)           On March 4, 2019, The Walt Disney Company (the “Company”) and Robert A. Iger entered into an amendment to Mr. Iger’s employment agreement with the Company (the “Amendment”).  The Amendment reduces by $13,500,000 the annual total compensation opportunities that the Company would have made available to Mr. Iger upon the closing (the “Transaction Closing Date”) of the transaction (the “Transaction”) contemplated by the Agreement and Plan of Merger, dated December 13, 2017, among Twenty-First Century Fox, Inc., the Company, TWC Merger Enterprises 2 Corp., and TWC Merger Enterprises 1, LLC (the “Transaction Agreement”), as follows: (a) eliminates the annual base salary increase of $500,000 on the Transaction Closing Date, and instead maintains annual base salary at the level currently in effect of $3,000,000; (b) eliminates the annualized $8,000,000 increase in Mr. Iger’s annual target bonus opportunity following the Transition Closing Date, and instead maintains annual target bonus opportunity at the level currently in effect of $12,000,000; and (c) decreases by $5,000,000 the annual target long-term incentive award opportunity that would have been made available to Mr. Iger for periods following the Transaction Closing Date to $20,000,000.

In addition to the above, the Amendment provides that the terms and conditions with respect to the long-term performance awards are the same in all material respects as the terms applicable to the long-term awards granted to Mr. Iger for the 2017 fiscal year, thereby eliminating an increase from 150% to 200% in the maximum opportunity that would have taken effect at the Transaction Closing Date in respect of long-term performance awards subject to a total shareholder return performance objective made to Mr. Iger in fiscal 2018 and subsequent fiscal years.

The foregoing description is qualified by reference to the Amendment, which is attached as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.           Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment to Amended and Restated Employment Agreement Dated as of October 6, 2011, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
	Name:	Roger J. Patterson
	Title:	Associate General Counsel and Assistant Secretary
Registered In-House Counsel

Date: March 4, 2019